UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    DATE OF EVENT REQUIRING REPORT: 11/10/99


                            NUGGET EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


                0-10201                                 83-0250943
                -------                                 ----------
       (Commission File Number)             (IRS Employer Identification Number)


               2051 SPRINGDALE ROAD, CHERRY HILL, NEW JERSEY 08003
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (800) 204-1902
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

Nugget Exploration, Inc., a Nevada corporation (the "Company"), underwent a change of control on November 10, 1999, when it issued 3,102,000 shares of its common stock, par value $0.01 ("Common Stock"), to the shareholders of GoHealth.MD Inc., a Delaware corporation ("GoHealth"), pursuant to a Stock Exchange Agreement and Plan of Merger ("Agreement"), dated September 30, 1999, between and among the Company, GoHealth and Nugget Holding Company, a Delaware corporation wholly owned by the Company ("Newco"). Pursuant to the terms of the Merger Agreement, each of the 3,102,000 outstanding shares of GoHealth common stock, par value $0.001 (the "GoHealth Stock"), was converted into and exchanged for one share of Nugget's common stock, par value $0.01 (the "Company's Common Stock").

The Agreement additionally provided that the Company assume GoHealth's rights and obligations under all of GoHealth's outstanding stock options and warrants. All holders of such options and warrants, agreed upon exercise of such securities, to accept shares of the Company's Common Stock in lieu of GoHealth stock. In the event all of the GoHealth options and warrants are exercised, the Company will issue an additional 567,000 shares, which will result in the Company issuing a total of 3,669,000 shares of Common Stock to GoHealth stockholders. Prior to the GoHealth transaction, 697,117 shares of Common Stock were outstanding. Thus, immediately after the issuance, GoHealth stockholders received 81.2% of the outstanding Common Stock. If all GoHealth options and warrants are exercised, the GoHealth stockholders will have received 84.0% of the total number of shares of Common Stock outstanding. All shares issued pursuant to the Agreement were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Rule 506 under the Act.

Sandra Vernon, William Hanna, Kevin O'Donnell now own (without regard to future issuances as a result of the exercise of GoHealth options and warrants), 48.8%, 12.2% and 12.2% of the Company's Common Stock, respectively, which provide them with control of the Company. Sandra Vernon is the wife of Dr. Leonard Vernon, one of the Company's directors and its president. Control of the Company was assumed from Mr. Kurtz, who at that time owned 357,710 shares of Common Stock, which represented 50.02% of the outstanding Common Stock prior to the GoHealth acquisition. Kurtz now owns approximately 57,710 shares of Common Stock, representing 1.5% of that now outstanding. The Company understands that subsequent to the Merger Kurtz sold approximately 300,000 shares of Common Stock to various investors in a private placement.

In connection with this stock issuance, Dr. Leonard Vernon and William Hanna were appointed as additional directors. Tyson Schiff then resigned from his positions as president and director, and Brian Ortega and Marianne Brady resigned as directors. The directors then appointed Dr. Leonard Vernon as president and William Hanna as its secretary and treasurer. Neither Mr. Schiff, Mr. Ortega nor Ms. Brady had any disagreements with the Company at the time of their respective resignations. This change of control in the Company's management coincided with a change in control of the ownership of the Company's capital stock.

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The Company knows of no other  arrangements  which may result in a change in its control.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On November 10, 1999, the Company acquired a significant amount of assets when its wholly owned subsidiary, Newco, merged with and into GoHealth. See Item 1, Change in Control of Registrant for more information on the Agreement's terms. GoHealth survived the merger and became a wholly owned subsidiary of the Company. In exchange for outstanding equity of GoHealth, the Company issued 3,102,000 shares of Common Stock to the stockholders of GoHealth.

GoHealth was incorporated in Delaware in February 1999 for the purpose of developing a health-care portal on the Internet. GoHealth's operations consist of selling Internet domain names with a ".MD" extension and operating an Internet informational site called Healthmall.com relating to health and medicine.

 .MD DOMAINS

GoHealth has a strategic partnership with a Florida company, Domain Name Trust ("DNT"), which has a licensing agreement with the country of Moldova, a small Eastern European country which was assigned a monopoly over the ".MD" top-level domain extension by the Internet Assigned Numbers Authority, a United States government agency, in conjunction with a United Nations organization known as ISO, or International Organization for Standardization.

The .MD domain names are sold directly from GoHealth's Internet web site, located at WWW.GOHEALTH.MD. Anyone can access this site and acquire an available domain with the .MD extension. The site is 'branded,' or electronically linked, to DNT's site, which maintains record of new .MD domains. Therefore, every time a person at the GoHealth site registers a .MD domain, DNT's site recognizes the origin of the sale as GoHealth's, ensuring that GoHealth receives credit for each and every sale of a .MD domain name generated through the GoHealth site.

GoHealth itself has acquired the marketing rights to more than 40 domain names that end in the domain extension .MD. Each one of these domain names have an unlimited marketing potential since they can be specifically identified by an individual URL. An example of this would be BACKDOC.MD/SMITH. Thus, a virtually unlimited number of specialists in any given specialty will have the ability to use the .MD domain name of their particular choice. Other .MD domain names acquired by GoHealth include www.Ask.md, www.Call911.md, www.nutrition.md, www.Family.md. The Company believes the ".MD" extension is and will continue to be a highly desired domain extension in the medical industry which is more appealing than comparable extensions of ".COM", ".NET", ".ORG" or ".EDU".

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HEALTHMALL.COM

GOHEALTH OPERATES AN INFORMATIONAL SITE ON THE INTERNET LOCATED AT WWW.HEALTHMALL.COM. This site is devoted to providing information related to the use of herbs, vitamins, as well as an information source for alternative health care providers such as chiropractors and naturopathic physicians. The site therefore serves as an information portal for alternative health care and is very heavily content based. Among the vast quantities of information that can be garnered on the site is herb and prescription drug interactions. This information is supplied on the site through a licensing contract with Facts and Comparisons Corporation, one of the leading sources of information for pharmacists in the United States.

The site includes a continuously updated news wire feed limited to health care from PR Newswire, a searchable database through the National Library of Medicine for published peer review medical journal articles known as "Medline search," and information on almost 200 herbs, including their pharmacology, toxicology, and their clinical indications.

Healthmall.com also features one of the largest databases in the United States of health food stores. This database contains over 5000 health food stores in the United States and includes their name, address, and phone number. The database is constantly being updated and expanded.

Databases of alternative health care providers, such as licensed chiropractors, massage therapists and naturopathic physicians are also contained on the site.

ITEM 4:           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As the Company will hereafter be focused on the operations of GoHealth, it has retained the services of GoHealth's independent certified public accountant, Samuel Klein & Co., as of December 1, 1999, for all of the Company's needs. Jones, Jensen & Company, the Company's previous accountant ("Jones, Jensen"), was dismissed by the Company's board of directors on December 1, 1999, in connection with the Merger of GoHealth. This dismissal was unrelated to Jones, Jensen's competence, practices and procedures. Jones, Jensen's financial statement reports did not contain any adverse opinion, disclaimer of opinion, or modified opinion.

Jones, Jensen has informed the Company that it will provide the SEC a letter containing its position with the foregoing statements regarding the Company's change in certifying accountant.

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ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Providing the required  financial  statements  associated with
                  Item 2 above is impracticable for Registrant at this time. Financial statements for the acquired business have not yet been fully audited. However, audited financial statements regarding GoHealth.MD Inc. will be filed by Registrant as soon as are available.

         (b) Providing the pro forma financial information of Article 11 of Regulation S-X regarding the transaction described in Item 2 above is impracticable for Registrant at this time. This information will be filed by Registrant as soon as it is available.

         (c) The Exhibit Index is located on page 6.

                                   SIGNATURES
                                   ----------

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED THIS 16TH day of December 1999.


                                          NUGGET EXPLORATION, INC.


                                  BY:      /s/ Dr. Leonard Vernon
                                      -----------------------------------
                                           DR. LEONARD VERNON, PRESIDENT



                                           /s/ William D. Hanna
                                  By: -----------------------------------

                                           WILLIAM D. HANNA, SECRETARY

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                                    EXHIBIT INDEX

EXHIBIT NO.      PAGE NO.     DESCRIPTION OF EXHIBIT

10(i)              *          Stock  Exchange Agreement and Plan of Merger dated
                              September  30, 1999.  Incorporated herein from the
                              Form 10-QSB for the quarter ended August 31, 1999.



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